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                                                                    EXHIBIT 10.1

            FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      THIS FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this 10th day of November, 2004 by and among (1) iRobot Corporation, a Delaware corporation (the "Company"); (2) Rodney Brooks, Colin M. Angle, Helen Greiner, David Adler and Grinnell More (each, a "Founder" and collectively, the "Founders"); (3) Hasbro, Inc., a Rhode Island corporation ("Hasbro"); (4) Acer Technology Venture Fund L.P., a Cayman Islands limited partnership ("Acer"); (5) First Albany Companies, Inc., a New York corporation ("FAC"); (6) the holders of the Company's Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock") set forth on Schedule I hereto (collectively, the "Series C Investors"); (7) the holders of the Company's Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock") set forth on Schedule I hereto (collectively, the "Series D Investors"), (8) the holders of the Company's Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Preferred Stock") set forth on Schedule I hereto, (9) the holders of the Company's Series F Convertible Preferred Stock, $.01 par value per share (the "Series F Investors") set forth on Schedule I attached hereto and, from and after the time that it becomes a party to this Agreement by execution of a counterpart signature page in substantially the form attached as Exhibit A countersigned by the Company (a "Counterpart Signature Page"), each additional holder of Series F Preferred Stock executing a Counterpart Signature Page (each of Acer, FAC, Hasbro, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors being referred to herein individually as an "Investor" and all collectively being referred to as the "Investors"); (10) the stockholders identified on Schedule I hereto as the Additional Stockholders; and (11) any other stockholder, warrantholder or optionholder who from time to time becomes a party to this Agreement by execution of a Joinder Agreement in the form attached as Exhibit B hereto (collectively, the "Additional Stockholders"). The Founders and the Additional Stockholders are herein referred to collectively as the "Stockholders" and individually as a "Stockholder."

      WHEREAS, all of the parties hereto except the Series F Investors are parties to that certain Fourth Amended and Restated Registration Rights Agreement dated as of February 28, 2003 (the "Prior Agreement") amending and restating a Third Amended and Restated Registration Rights Agreement dated as of August 24, 2001, which amended and restated a Second Amended and Restated Registration Rights Agreement dated as of February 15, 2000, which amended and restated a Registration Rights Agreement dated August 25, 1999, which amended and restated a Registration Rights Agreement dated as of November 17, 1998; and

      WHEREAS, the Founders are holders of shares of the Company's Common Stock (as defined herein);

      WHEREAS, Acer, FAC, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors are holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock;

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      WHEREAS, Hasbro is the holder of shares of the Company's Common Stock; and

      WHEREAS, it is a condition to the purchase by the Series F Investors of shares of Series F Preferred Stock that the Prior Agreement be further amended and restated as provided herein, and the Company, Investors and Stockholders desire to further amend and restate the Prior Agreement as provided herein;

      NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Prior Agreement is hereby amended and restated in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 CONSTRUCTION OF TERMS. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

      SECTION 1.2 NUMBER OF SHARES OF STOCK. Whenever any provision of this Agreement calls for any calculation based on a number of shares of Common Stock held by a Stockholder or an Investor, the number of shares deemed to be held by a Stockholder or an Investor shall be the total number of shares of Common Stock then owned by such Stockholder or Investor, plus the total number of shares of Common Stock issuable upon conversion of any Preferred Stock or other convertible securities or exercise of any vested options, warrants or subscription rights then owned by such Stockholder or Investor.

      SECTION 1.3 DEFINED TERMS. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

      An "AFFILIATE" of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

      "BOARD OF DIRECTORS" means the Board of Directors of the Company.

      "COMMISSION" means the Securities and Exchange Commission.

      "COMMON STOCK" means the Common Stock, $.01 par value per share, of the Company and any other common equity securities now or hereafter issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of or upon conversion of such shares or

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otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

      "PERSON" means an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization, governmental or otherwise.

      "PREFERRED STOCK" means the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and/or the Series F Preferred Stock.

      "REGISTRABLE SECURITIES" means (i) any shares of Common Stock held by an Investor, (ii) any shares of Common Stock subject to acquisition by an Investor upon conversion of shares of Preferred Stock (it being understood that if an Investor owns Preferred Stock, the Investor may exercise its registration rights hereunder by converting the shares to be sold under the relevant registration statement into Common Stock as of the closing of the relevant offering and shall not be required to cause such Preferred Stock to be converted to Common Stock until immediately prior to the occurrence of such closing), (iii) for purposes of Sections 2.1, 2.3, 2.4, 2.5, 2.7, and 3.1, any shares of Common Stock held by a Founder and any shares of Common Stock subject to acquisition by a Founder upon conversion or exercise of securities convertible or exercisable into shares of Common Stock (it being understood that if a Founder owns such securities, the Founder may exercise its registration rights hereunder by converting or exercising the shares to be sold under the relevant registration statement into Common Stock as of the closing of the relevant offering and shall not be required to cause such securities to be converted or exercised into Common Stock until immediately prior to the occurrence of such closing), and (iv) any securities issued and issuable with respect to any such shares described in clauses (i), (ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not include at any time securities (i) that have been sold in a registered sale pursuant to an effective registration statement under the Securities Act, (ii) that have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) held by a holder of less than three percent (3%) of the outstanding capital stock of the Company which could then be sold in their entirety pursuant to Rule 144 under the Securities Act without limitation or restriction, except to the extent that such holder is prevented from selling such shares pursuant to the market stand-off agreement set forth in Section 2.6.

      "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

      "TRANSFER" means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any

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portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer.

                                   ARTICLE II

                               REGISTRATION RIGHTS

      SECTION 2.1 OPTIONAL REGISTRATIONS. If at any time or times after the date hereof the Company shall seek to register any shares of its Common Stock under the Securities Act for sale to the public (except with respect to registration statements on Form S-4, S-8 or other similar form not available for registering the Registrable Securities for general sale to the public) for its own account or for the account of any other Person, including, without limitation, any registration pursuant to Section 2.2, the Company will promptly give written notice thereof to all holders of Registrable Securities (the "Holders"). If within twenty (20) days after their receipt of such notice one or more Holders request the inclusion of some or all of the Registrable Securities owned by them in such registration, the Company will use its best efforts to effect the registration under the Securities Act of such Registrable Securities. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, subject to the following sentence, the Company shall not be required to register Registrable Securities of the Holders in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company and/or such other Person on whose account the Company had initially sought to register the shares. If any limitation of the number of shares of Registrable Securities to be registered by the Holders is required pursuant to this Section 2.1, the number of shares to be excluded shall be determined in the following order and on the following basis: first, on a pro rata basis based upon the respective holdings of Registrable Securities by such Holders who are neither Founders nor Investors; second, on a pro rata basis based upon the respective holdings of Registrable Securities by such Holders who are Founders; and third, on a pro rata basis based upon the respective holdings of Registrable Securities by such Holders who are Investors, provided, however, that in no event shall the above cutback provision reduce the number of Registrable Securities included in such registration to a number that is less than 25% of the total number of shares of capital stock to be included in such underwritten public offering, including any amount to be registered for the account of the Company and any Person on whose account the Company had initially sought to register the shares, except with respect to the Company's initial public offering of its Common Stock, in which case the number of shares of Registrable Securities to be included may be reduced to zero (0).

      SECTION 2.2 REQUIRED REGISTRATIONS.

            (a)   DEMAND REGISTRATION.

                  (i) At any time that is at least six (6) months after the initial underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, Fenway Partners Capital Fund II, L.P. ("Fenway") and/or one or more

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Series D Investors holding at least 20% of the Registrable Securities originally issued to Fenway and such Series D Investors and then held by Fenway and/or such Series D Investors may request that the Company register under the Securities
Act all or a portion of the Series D Preferred Stock held by Fenway and/or such Series D Investors having an aggregate value (based on the then current market price) of at least (A) $7,500,000 or (B) if the Series D Preferred Stock for which such registration is requested represent all of the Series D Preferred Stock held by Fenway and/or such Series D Investor, $1,000,000. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2(a)(i) after the Company has effected two (2) registrations pursuant to this Section 2.2(a)(i) and such registrations have been declared or ordered effective.

                  (ii) At any time that is at least six (6) months after the initial underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, Acer and/or one or more Investors holding at least 50% of those Registrable Securities originally issued to Acer and then held by Acer and such Investors may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by Acer and such requesting Investors having an aggregate value (based on the then current market price) of at least (A) $7,500,000 or (B) if the Registrable Securities for which such registration is requested represent all of the Registrable Securities held by Acer and such Investors, $1,000,000. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2(a)(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2(a)(ii) and such registrations have been declared or ordered effective.

                  (iii) At any time that is at least six (6) months after the initial underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, Hasbro and/or one or more Investors holding at least 50% of those Registrable Securities originally issued to Hasbro and then held by Hasbro and such Investors may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by Hasbro and such requesting Investors having an aggregate value (based on the then current market price) of at least (A) $7,500,000 or (B) if the Registrable Securities for which such registration is requested represent all of the Registrable Securities held by Hasbro and such Investors, $1,000,000. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2(a)(iii) after the Company has effected two (2) registrations pursuant to this Section 2.2(a)(iii) and such registrations have been declared or ordered effective.

                  (iv) At any time that is at least six (6) months after the initial underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, FAC and/or one or more Investors holding at least 50% of those Registrable Securities originally issued to FAC and then held by FAC and such Investors may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by FAC and such requesting Investors having an aggregate value (based on the then current market price) of at least (A) $7,500,000 or (B) if the Registrable Securities for which such registration is requested represent all of the Registrable Securities held by FAC and such Investors, $1,000,000. The Company shall not be obligated to effect, or to take any action

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to effect, any registration pursuant to this Section 2.2(a)(iv) after the
Company has effected two (2) registrations pursuant to this Section 2.2(a)(iv) and such registrations have been declared or ordered effective.

                  (v) At any time that is at least six (6) months after the initial underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, one or more Investors holding at least 50% of those Registrable Securities originally issued to the Series C Investors and then held by the Series C Investors and such Investors may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by the Series C Investors and such requesting Investors having an aggregate value (based on the then current market price) of at least (A) $7,500,000 or (B) if the Registrable Securities for which such registration is requested represent all of the Registrable Securities held by such Investors, $1,000,000. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2(a)(v) after the Company has effected two (2) registrations pursuant to this
Section 2.2(a)(v) and such registrations have been declared or ordered effective.

                  (vi) At any time that is at least six (6) months after the initial underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, Trident Capital Fund-V, L.P. and affiliates (collectively, "Trident") and/or one or more Series E Investors holding at least 20% of the Registrable Securities originally issued to Trident and such Series E Investors and then held by Trident and/or such Series E Investors may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by Trident and/or such Series E Investors having an aggregate value (based on the then current market price) of at least (A) $7,500,000 or (B) if the Registrable Securities for which such registration is requested represent all of the Registrable Securities held by Trident and/or such Series E Investor, $1,000,000. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2(a)(vi) after the Company has effected two (2) registrations pursuant to this Section 2.2(a)(vi) and such registrations have been declared or ordered effective.

                  (vii) At any time that is at least six (6) months after the initial underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, Explore Holdings L.L.C. ("Explore") and/or one or more Series F Investors holding at least 50% of those Registrable Securities originally issued to Explore and such Series F Investors and then held by Explore and/or such Series F Investors may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by Explore and/or such Series F Investors having an aggregate value (based on the then current market price) of at least (A) $7,500,000 or (B) if the Registrable Securities for which such registration is requested represent all of the Registrable Securities held by Explore and/or such Series F Investors, $1,000,000. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 2.2(a)(vii) after the Company after the Company has effected one (1) registration pursuant to this Section 2.2(a)(vii) and such registration has been declared or ordered effective.

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            (b) FORM S-3. After the Company's initial public offering of Common
Stock registered under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. In addition to the rights set forth in Section 2.2(a), so long as the Company is qualified to register securities on Form S-3 (or any successor form), any Investor or Investors shall have the right to request registration on Form S-3 (or any successor form) for the Registrable Securities held by such requesting Investor having an aggregate value of at least $500,000 (based on the then current market price), including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Investor or Investors. Registrations effected pursuant to this
Section 2.2(b) shall not be counted as demands for registration or registrations effected pursuant to Section 2.2(a). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 2.2(b) (i) for any Investor if the Company has effected two (2) registrations initiated at the request of such Investor pursuant to this Section 2.2(b) and such registrations have been declared or ordered effective or (ii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected four (4) registrations for any Investors pursuant to this Section 2.2(b) and such registrations have been declared or ordered effective.

            (c) REGISTRATION REQUIREMENTS. Following a request pursuant to
Section 2.2(a) or (b) above, the Company will promptly notify all of the Holders who would be entitled to notice of a proposed registration under Section 2.1 above and any other holder of piggyback registration rights of its receipt of such notification from such Investor or Investors. Upon the written request of any such Holder or other holder of the Company's securities delivered to the Company within twenty (20) days after receipt from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by any Holders and any other holder of piggyback registration rights to be registered under the Securities Act in accordance with the terms of Section 2.1. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their securities in the underwritten public offering to the extent provided herein. If the Company fails to register all shares for which registration has been properly requested pursuant to Section 2.2(a) or 2.2(b), other than because the number of such shares, plus the number of shares required to be allocated to the exercise of piggy-back rights in respect of Registrable Securities pursuant to Section 2.1, exceeds the number of Registrable Securities which the underwriter thereof determines can be sold in light of then applicable marketing factors, then except as otherwise provided in this Agreement such registration shall not be considered a request pursuant to Section 2.2(a) or 2.2(b).

            (d) UNDERWRITTEN OFFERING. If a requested registration pursuant to
Section 2.2 hereof involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing

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underwriter, provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons other than the Founders and the Investors, (ii) second, securities held by any Founders, (iii) third, shares sought to be registered by the Company and (iv) fourth, Registrable Securities of Investors requesting such registration (whether pursuant to Section 2.1 or this Section 2.2). If there is a reduction of the number of Registrable Securities to be included in the registration pursuant to clause (i), (ii) or (iv), the reduction shall be effected among the holders covered by such respective clause (i), (ii) or (iv) (as the case may be) on a pro rata basis (based upon the respective number of shares of Registrable Securities and other securities entitled to registration held by such holders). Any Investor who sells more than fifty percent (50%) of the Registrable Securities then held by such Investor pursuant to any registration requested under Section 2.2(a) shall be deemed to have exercised one of the demand registration rights granted to such Investor pursuant to Section 2.2(a), regardless of whether such Investor requested such registration pursuant to
Section 2.2(a). With respect to a request for registration pursuant to Section 2.2(a) or (b) which is for an underwritten public offering, the managing underwriter shall be chosen by the Investors requesting such registration, subject to the Company's approval which shall not be unreasonably withheld.

            (e) POSTPONEMENT. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed ninety (90) days in the aggregate during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company's Board of Directors determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this Section 2.2 to become effective prior to ninety (90) days following the effective date of a registration statement initiated by the Company (or one hundred eighty (180) days in the case of the Company's initial public offering of its Common Stock), if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Investors that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such period. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to effect more than one registration pursuant to Section 2.2(a) in any six-month period.

      SECTION 2.3 FURTHER OBLIGATIONS OF THE COMPANY. Whenever the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

            (a) Pay all expenses of such registrations and offerings (exclusive of underwriting discounts and commissions) and the reasonable fees and expenses of not more than one independent counsel for the Holders in connection with any registrations pursuant to Section 2.1 or 2.2, any such counsel to be selected by the Investor requesting registration under Section 2.2 (if any) and otherwise to be selected by a majority of the Holders selling in such registration;

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            (b) Use its best efforts diligently to prepare and file with the
Commission, within sixty (60) days of request, a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective until the earlier of the sale of all Registrable Securities covered thereby and one hundred twenty (120) days, and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for such period;

            (c) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

            (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

            (e) Use its best efforts to register or qualify the securities covered by said registration statement under the securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, that the Company shall not be required to register or qualify the securities in any jurisdictions in which such registration or qualification would require it to qualify to do business or consent to general service of process therein;

            (f) Immediately notify each selling Holder, at any time when a prospectus relating to his, her or its Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (g) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

            (h) Otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the Commission and comparable governmental agencies in other applicable jurisdictions;

            (i) If the offering is underwritten, use its best efforts to obtain and furnish to each selling Holder, immediately prior to the effectiveness of the registration statement and, at the time of delivery of any Registrable Securities sold pursuant thereto, a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as any Investor requesting

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registration under Section 2.2 or the Holders of a majority of the Registrable
Securities being sold may reasonably request;

            (j) Otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities under this Article II; and

            (k) Use its best efforts to obtain and furnish to each selling Holder such legal opinions, if any, of counsel to the Company, addressed to each selling Holder, as are usual and customary under the circumstances.

      SECTION 2.4 INDEMNIFICATION; CONTRIBUTION.

            (a) Incident to any registration statement referred to in this
Article II, the Company will indemnify and hold harmless each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its partners (including partners of partners and stockholders of any such partners), and directors, officers, employees and agents of any of them (a "Selling Holder"), and each person who controls any of them within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (a "Controlling Person")), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances under which such statements were made, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be obligated to indemnify any party to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by or on behalf of such party expressly for use in such registration statement.

            (b) Each Selling Holder will indemnify and hold harmless the Company (including its directors, officers, employees and agents), each underwriter and each other Holder (including its partners (including partners of partners and stockholders of such partners), and directors, officers, employees and agents of any of them, and each person who controls any of them within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise with respect to any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement or any omission or alleged omission to state in such information a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances under which such statements were made. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 2.4(b) exceed the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.

            (c) If the indemnification provided for in Section 2.4(a) or (b) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 2.4, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Company, the other Selling Holders and the underwriters from the offering of the Registrable Securities, (ii) the relative fault of the Company, the other Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, and (iii) any other relevant equitable considerations. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company, the Selling Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 2.4(c) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 2.4(c) in excess of the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

            (d) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 2.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification obligations set forth in this Section 2.4 shall not apply to amounts paid by the indemnified party in any settlement that is effected without the consent of the party from whom indemnification sought, which consent shall not be unreasonably withheld. The indemnification and contribution provided for in this Section 2.4 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the provisions of this Agreement, the provisions in such underwriting agreement shall control.

      SECTION 2.5 RULE 144 AND RULE 144A REQUIREMENTS. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Commission Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

            (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

            (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

            (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Commission Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

      SECTION 2.6 "MARKET STAND-OFF" AGREEMENT. In connection with any underwritten public offering of the Company's Common Stock, the Investors and the Stockholders (including any Transferee) if requested in good faith by the Company and the managing underwriter of the Company's securities, shall agree not to, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any securities of the Company held by them (except for any securities sold pursuant to such registration statement) or enter into any Hedging Transaction (as defined below) relating to any securities of the Company for a period not to exceed one hundred eighty (180) days (in the case of the Company's initial underwritten public offering) or ninety (90) days (in the case of any underwritten public offering other than the Company's initial underwritten public offering) following the effective date of the applicable registration statement as agreed to by such parties; provided, that the Investors' obligations under this Section 2.6 shall be conditioned upon (a) all officers and directors of the Company entering into similar agreements with the Company and such managing underwriter and (b) the Company using all reasonable effort to obtain similar agreements from all holders of one percent (1%) or more of the outstanding capital stock of the Company; and provided, further, that such periods may be extended for up to an additional twenty (20) days to permit the underwriters to issue a research report in compliance with the National Association of Security Dealers Rule 2711(f)(4). For purposes of this Section 2.6, "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's Common Stock.

      SECTION 2.7 TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement are transferable (i) to each Transferee of Registrable Securities who receives at least one hundred thirty five thousand (135,000) shares of Registrable Securities, provided, that such transferee's activities, products and services are not competitive in any material respect with activities, products or services of the Company as reasonably determined by the Board of Directors or (ii) to any partner, member or employee of such Holder or a general partner or managing member of such Holder or an Affiliate of such Holder. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement and written notice of any such transfer must be given to the Company in order for such Holder to acquire the rights granted pursuant to this Agreement and, in such event, each such subsequent Holder who is a transferee of an Investor shall be deemed an Investor for all purposes of this Agreement.

                                   ARTICLE III

                                     GENERAL

      SECTION 3.1 AMENDMENTS, WAIVERS AND CONSENTS. For the purposes of this Agreement, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. The following shall be sufficient to effect any amendment, waiver or modification of this Agreement: the written consent of Investors holding a majority of the Registrable Securities then held by all Investors, the Company and Stockholders holding at least a majority of the outstanding shares of Registrable Securities then held by the Stockholders; provided, that any party may waive any provision hereof with respect to such party intended for its benefit by written consent; provided, further, that the provisions contained in Article II may be amended, modified or waived only with the added consent of the holders of not less than a majority of the Registrable Securities then outstanding , provided, however, that any such amendment, modification or waiver that disproportionately (other than as a result of disproportionate stockholdings) and adversely affects any Investor or Stockholder shall require the prior written consent of such Investor or Stockholder, it being understood and agreed that the grant of registration rights to third parties shall not be deemed to disproportionately or adversely affect any particular Investor or Stockholder; and provided, further, that the provisions of Section 2.1 may be amended modified or waived only with the added consent of those Founders holding a majority of Registrable Securities then held by the Founders; and provided still further, that the provisions of this Section
3.1 may be amended, modified or waived only with the consent of (i) holders of not less than a majority of the Registrable Securities then outstanding which were initially held by Hasbro, (ii) holders of not less than a majority of the Registrable Securities then outstanding which were initially held by Acer, (iii) holders of not less than a majority of the Registrable Securities then outstanding which were initially held by FAC, (iv) holders of not less than a majority of the Registrable Securities then outstanding which were initially held by the Series C Investors, (v) holders of not less than a majority of the Registrable Securities then outstanding which were initially held by the Series D Investors, (vi) holders of not less than a majority of the Registrable Securities then outstanding which were initially held by the Series E Investors,
(vii) holders of not less than a majority of the Registrable Securities then outstanding which were initially held by the Series F Investors, (viii) the Company and (ix) Stockholders holding at least a majority of the outstanding shares of Registrable Securities then held by all Stockholders. Notwithstanding anything in this Agreement to the contrary, the Company shall amend (which amendments shall not require the consents of the holders of Registrable Securities or any particular Investor or Stockholder in accordance with this
Section 3.1) Schedule I hereto to include each additional holder of Series F Preferred Stock executing a Counterpart Signature Page, any Additional Stockholder or to reflect any permitted transfer pursuant to Section 2.7.

      SECTION 3.2 LEGEND ON SECURITIES. The Company, each of the Investors and each of the Stockholders acknowledge and agree that substantially the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by an Investor or a Stockholders:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

      SECTION 3.3 GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of The Commonwealth of Massachusetts, without giving effect to conflict of laws principles thereof.

      SECTION 3.4 SECTION HEADINGS. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof.

      SECTION 3.5 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

      SECTION 3.6 NOTICES AND DEMANDS. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, or facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company or the Founders, at the addresses set forth on the signature pages hereto, or at any other address designated by the Company or the Founders, respectively, to the Investors and the other parties hereto in writing; if to the Investors, at the mailing address as shown on the signature page hereto, or at any other address designated by an Investor to the Company in writing; and if to any other the Stockholders, at the mailing address for notice as set forth in the books and records of the Company.

      SECTION 3.7 REMEDIES; SEVERABILITY. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

      SECTION 3.8 INTEGRATION. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Without limiting the foregoing, this Fifth Amended and Restated Registration Rights Agreement amends and supersedes the Prior Agreement in its entirety.

      SECTION 3.9 ADJUSTMENT. All references to share amounts and prices herein shall be equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification, stock distribution, stock dividend or similar event affecting the capital stock of the Company.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

                              COMPANY:

                              IROBOT CORPORATION

                              By: /s/ Helen Greiner
                                 ---------------------------------------
                                 Helen Greiner, President
                                 63 South Ave.
                                 Burlington, Massachusetts 01803-4903

                              FOUNDERS:

                              /s/ Rodney Brooks
                              -----------------------------------------
                              Rodney Brooks
                              31 Hillside Road
                              Lincoln, MA 01773

                              /s/ Colin M. Angle
                              -----------------------------------------
                              Colin M. Angle
                              41 Russell Street
                              Somerville, MA 02144

                              /s/ Helen Greiner
                              -----------------------------------------
                              Helen Greiner
                              11 Gage Road
                              Wayland, MA 01778

                              /s/ M. David Adler
                              -----------------------------------------
                              M. David Adler
                              33 Dunbar Street
                              Sharon, MA 02067

                              /s/ Grinnell More
                              -----------------------------------------
                              Grinnell More
                              672 Old Revolutionary Road
                              Temple, NH 03804

                              INVESTORS:

                              EXPLORE HOLDINGS L.L.C

                              By: /s/ Elizabeth Korrell
                                 ---------------------------------------
                                 Elizabeth Korrell
                                 Manager

                              TRIDENT CAPITAL FUND-V, L.P.

                              TRIDENT CAPITAL FUND-V AFFILIATES FUND, L.P.

                              TRIDENT CAPITAL FUND-V AFFILIATES FUND (Q), L.P.

                              TRIDENT CAPITAL FUND-V PRINCIPALS FUND, L.P.

                              TRIDENT CAPITAL PARALLEL FUND-V, C.V.

                              Executed on behalf of the foregoing funds by the undersigned, as an authorized signatory of the respective general partner of each such fund:


                              /s/ Peter Meekin
                              -------------------------------------------
                                      (signature)

                              Peter Meekin
                              -------------------------------------------
                                      (print name)

                              FENWAY PARTNERS CAPITAL FUND II, L.P.
                              FPIP TRUST, LLC
                              FPIP, LLC

                              By: Fenway Partners II, LLC, its general partner

                              By: /s/ [Illegible]
                                 ---------------------------------------
                                 Name:
                                 Title: Managing Director

                              By: /s/ [Illegible]
                                 ---------------------------------------
                                 Name:
                                 Title: Managing Director

                              ROBOTIC VENTURES FUND I, L.P.

                              By:
                                 -----------------------------------------
                                 Name: Brian Friedman
                                 Title: Managing Director

                              HASBRO, INC.

                              By: /s/ David D.R. Hargreaves
                                 -----------------------------------------
                                 Name:  David D.R. Hargreaves
                                 Title: C.F.O.

                              ACER TECHNOLOGY VENTURE FUND L.P.

                              By: Acer Technology Ventures
                                  Management LLC, its General Partner

                              By: /s/ James C. Lu
                                 -----------------------------------------
                              Name:  James C. Lu
                              Title: Managing Director

                              IP FUND ONE, L.P.

                              By: Acer Technology Ventures America LLC,
                                  its General Partner

                              By: [illegible]
                                 -----------------------------------------
                                 Name:
                                 Title:

                              FIRST ALBANY COMPANIES, INC.

                              By: /s/ George McNamee
                                 -----------------------------------------
                                 George McNamee, Chairman

                              FIRST ALBANY PRIVATE FUND 1999 L.L.C.

                              By: FAC Management Corp., as Managing Member

                              By: /s/ Stephen P. Wink
                                 --------------------------------------
                                 Name:  Stephen P. Wink
                                 Title: VP

                              FIRST ALBANY TECHNOLOGY VENTURES

                              By: FAC Management Corp., as Managing Member

                              By:
                                 --------------------------------------
                                 Name:
                                 Title:

                              FA TECHNOLOGY VENTURES, L.P

                              By: FATV GP LLC, its General Partner

                              By: /s/ George McNamee
                                 ---------------------------------------
                                  Name:  George McNamee
                                  Manager

                              FA TECHNOLOGY MANAGERS LLC

                              By: FATV GP LLC, its Managing Member

                              By: /s/ George McNamee
                                 ---------------------------------------
                                  Name:  George McNamee
                                  Manager

                              FIRST ALBANY PRIVATE FUND 2004, LLC

                              By: FAC Management Corp., its Manager

                              By: /s/ Stephen P. Wink
                                 ---------------------------------------
                                  Name:  Stephen P. Wink
                                  Title: VP

                              _________________________________________
                              Dan Kilmurray

                              ROBINSON CAPITAL, LLC

                              By:_________________________________________
                                 Ben Wegbreit, as Managing Member

                              /s/ David Sonenberg
                              _________________________________________
                              David Sonenberg

                              /s/ Lindalee A. Lawrence
                              _________________________________________
                              Lindalee A. Lawrence

                              /s/ William Contente
                              _________________________________________
                              William Contente

                              PAINTER HILL VENTURE FUND I, L.P.

                              By: /s/ Walter Fiederowicz
                                 _________________________________________
                                 Name: Walter Fiederowicz
                                 Title:

                              PAINTER HILL PARTNERS, LLC

                              By: /s/ Walter Fiederowicz
                                 _________________________________________
                                 Name: Walter Fiederowicz
                                 Title:

                              /s/ Michael F. Cronin
                              _________________________________________
                              Michael F. Cronin

                              /s/ Harold C. Smith
                              _________________________________________
                              Harold C. Smith

                              /s/ Rosario S. Ilacqua
                              _________________________________________
                              Rosario S. Ilacqua

                              /s/ Vincent DellaVolpe
                              _________________________________________
                              Vincent DellaVolpe

                              /s/ Alan Goldberg
                              _________________________________________
                              Alan Goldberg

                              /s/ Giles W. McNamee
                              _________________________________________
                              Giles W. McNamee

                              FAC AS CUSTODIAN MCNAMEE GEORGE
                              FBO GEORGE MCNAMEE MCNAMEE KEOUGH PROFIT
                              SHARING

                              By:_________________________________________
                                 Name:
                                 Title:

                              /s/ Richard Feldman
                              _________________________________________
                              Richard Feldman

                              /s/ Timothy R. Welles
                              _________________________________________
                              Timothy R. Welles

                              /s/ Walter M. Fiederowicz
                              _________________________________________
                              Walter M. Fiederowicz

                              /s/ George C. McNamee
                              _________________________________________
                              George C. McNamee

                              /s/ Hugh Johnson
                              _________________________________________
                              Hugh Johnson

                              /s/ Robert F. Campbell
                              -----------------------------------------
                              Robert F. Campbell

                              /s/ Beno Sternlicht
                              -----------------------------------------
                              Beno Sternlicht

                              /s/ Kenneth A. Mabbs
                              -----------------------------------------
                              Kenneth A. Mabbs

                              /s/ Stephen P. Wink
                              -----------------------------------------
                              Stephen P. Wink

                              /s/ Ullas Naik
                              -----------------------------------------
                              Ullas Naik

                              /s/ Michael R. Lindburg
                              -----------------------------------------
                              Michael R. Lindburg

                              /s/ Charles Schwager
                              -----------------------------------------
                              Charles Schwager

                              FBF, LLLP

                              By: /s/ Laura P. Barton
                                 --------------------------------------
                                 Name: Laura P. Barton
                                 Title: Managing General Partner

                              /s/ Arthur T. Murphy
                              -----------------------------------------
                              Arthur T. Murphy

                              /s/ Steven R. Jenkins
                              -----------------------------------------
                              Steven R. Jenkins

                              /s/ Brian Fernandez
                              -----------------------------------------
                              Brian Fernandez

                              BOECKH CAPITAL CO. LTD.

                              By: /s/ William S. Power
                                 _________________________________________
                                 Name: William S. Power
                                 Title: Vice President, CFO

                              /s/ Frank Ingari
                              _________________________________________
                              Frank Ingari

                                    EXHIBIT A

                               IROBOT CORPORATION
            FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page

      Reference is hereby made to that certain Fifth Amended and Restated Registration Rights Agreement dated as of November 10, 2004 (the "Registration Rights Agreement"), by and among IROBOT CORPORATION, a Delaware corporation (the "Company"), the Stockholders referenced therein and the Investors referenced therein. Capitalized terms used as defined terms herein and not otherwise defined shall have the meanings ascribed to such terms in the Registration Rights Agreement.

      The undersigned is purchasing ___________ (________) shares of the Series F Preferred Stock of the Company pursuant to a separate purchase agreement between the Company and the undersigned. By execution of this Counterpart Signature Page to the Registration Rights Agreement, the undersigned hereby (i) acknowledges receipt of a copy of the Registration Rights Agreement, (ii) agrees to be bound by and obtain the benefit of the rights and restrictions of the Registration Rights Agreement as an Investor party thereto.

      The Company agrees that the undersigned shall be an "Investor" for all purposes under the Registration Rights Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as an instrument under seal:

PURCHASER
(For Individual Investor)                  (For Investor Entities)

___________________________________        ______________________________
(Signature)                                (Print Name of Company)

______________________________             By:______________________________
(Print Name)                               (Signature)

                                           Name:____________________________

                                           Title:_____________________________
Accepted:

IROBOT CORPORATION

By:___________________________________
Name:
Title:

                                    EXHIBIT B

                            Form of Joinder Agreement

      The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Fifth Amended and Restated Registration Rights Agreement (the "Agreement") dated as of November ____, 2004 by and among iRobot Corporation (the "Company") and the other parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term Stockholder (each as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

________________________________________________________________________________

Facsimile No.____________________.

                                                  _____________________________
                                                  Name:

Accepted:

IROBOT CORPORATION

By:_______________________________
Name:
Title: